SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) October 14, 1998


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               0-20097                                   33-0256103
      (Commission File Number)                 (IRS Employer Identification No.)

       3709 Citation Way #102
          Medford, Oregon                                  97504
(Address of principal executive offices)                 (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)



                           Total Number of Pages: 98

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Item 5.      Other Events
             ------------

             On October 14, 1998, Advanced Machine Vision Corporation ("AMV") sold 119,106 shares of its Series B Preferred Stock ("the Shares") to FMC Corporation ("FMC") for $2,620,332. Contracts related to the transaction provide, among other things, for the following:

             1. The Shares are initially convertible into AMV Class A Common Stock on the basis of ten common shares for each Share.

             2. In matters placed before common shareholders, the Shares have a number of votes equal to the number of common shares into which the Shares are convertible. The Shares vote as a separate class in the election of one director of AMV, which expands the size of AMV's board from seven to eight directors. Pursuant to this provision, Marc T. Giles, General Manager of FMC FoodTech's Food Systems and Handling Division, was elected to AMV's Board of Directors

             3.   The Shares have a liquidation preference of $22 per share.

             4. Upon a change in control of AMV, excluding any change that involves FMC or its affiliates, FMC may "put" the Shares back to AMV for a price equal to the greater of the original purchase price or the average closing bid price of the equivalent common shares for 45 days prior to the transaction.

             5. FMC was granted a security interest in SRC VISION, Inc.'s (a wholly-owned subsidiary of AMV) intellectual property.

             6. FMC can demand registration of the common stock underlying the Shares.

             7. FMC received a five-year option to purchase 15% of AMV's common shares outstanding on the date of exercise for a price equal to the greater of $2.20 per share or the average closing bid price for 45 days immediately preceding the exercise date. If and when the option is exercised, FMC shall have the right to designate one additional director.

             8. AMV has a right of first refusal to purchase back the Shares if FMC elects to sell the Shares.

             9. While the Shares are outstanding and owned by FMC, FMC's consent is required for AMV to:

                  * Change the rights, preferences or privileges with respect to the Shares.

                  * Issue any new shares having rights senior or equal to the
                    Shares.

                  * Redeem or repurchase any shares of capital stock.

                  * Transact a merger, reorganization, sale of control and sale of intellectual property.

                  * Purchase, lease, license or acquire assets or property of another person or entity, other than in the ordinary course of business, in excess of $500,000 individually or $2,000,000 in the aggregate.

                  * Issue  common  stock or other  equity  securities  except pursuant to existing option or other stock plans.

                  * Amend  or  waive  any  provision  of  AMV's  Articles  of
                    Incorporation or By-Laws.

             10. FMC will act as AMV's exclusive or nonexclusive sales representative in many world markets.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             * Certificate of Determination for Series B Preferred Stock.

             * Series B Preferred Stock Purchase Agreement dated October 14,
               1998.

             * Intellectual Property Security Agreement between SRC VISION, Inc.
               and FMC Corporation dated October 14, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADVANCED MACHINE VISION CORPORATION



Date:  October 16, 1998                      By:   /s/ Alan R. Steel
                                                --------------------------------
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


4            Certificate of Determination for Series B Preferred Stock.

10.1         Series B Preferred Stock Purchase Agreement dated October 14, 1998.

10.2         Intellectual Property Security Agreement between SRC VISION, Inc.
             and FMC Corporation dated October 14, 1998.